Exhibit 99.2

Q2 2010 Financial Results Conference Call Slides August 5, 2010

Safe Harbor Summary These slides and accompanying oral presentation contain forward-looking statements including our guidance for the third quarter of 2010 and the full year 2010, the expected release dates of Rosetta Stone Version 4 TOTALe™ and Rosetta Stone iPhone/iPod Touch, the costs of our launch of Rosetta Stone Version 4 TOTALe, the anticipated impact of Rosetta Stone Version 4 TOTALe on our industry, and our litigation with Google. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Factors that could materially affect actual results, levels of activity, performance or achievements include those listed under the caption “Risk Factors” of Rosetta Stone’s Form 10-K dated March 10, 2010. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Measures This presentation contains the following non-GAAP financial measures: non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Operating EBITDA and non-GAAP operating income. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangibles and stock-based compensation expenses. Adjusted EBITDA is GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization and stock-based compensation expenses. Operating EBITDA is Adjusted EBITDA plus the change in deferred revenue. An additional non-GAAP financial measure in this press release is total sales bookings, which represents executed sales contracts received by the company that are either recorded immediately as revenue or as deferred revenue.

Highlights International business continues triple-digit year-over-year revenue growth Institutional business achieves record revenue performance Profitability results exceed expectations Strong U.S. consumer margins but business impacted by significant price increases in Scatter TV advertising market TV impressions down by more than 60% Higher response rates to media generating more sales per 1,000 impressions (1) Please see slide 8 for the definition of Proforma EPS and Proforma Operating EBITDA. Adjusted EBITDA of $7.5M and Operating EBITDA of $10.9M GAAP EPS of $0.17 and Non-GAAP EPS of $0.21 Proforma EPS of $0.27 and Proforma Operating EBITDA of $13.1M(1)

Highlights (continued) Version 4 TOTALe on track for September launch Provides greater learner success, increases customer lifetime value and widens appeal to a broader customer base Launch date occurs prior to major holiday season Continuing to diversify revenue streams Expanding international business Continuing growth in institutional business Introducing new products and price points Increasing subscription revenue base

Continued Revenue and Sales Bookings Growth $M 7% $M Sales Bookings 9% Total Revenue

Strong International & Institutional Revenue Growth Institutional International 25% 155% $M $M Consumer 2% $M U.S. -2% $M

Healthy Earnings and Operating EBITDA 9% $M 1. Proforma net income is defined as non-GAAP net income excluding the impact of $1.2 million, or $0.03 per share, of legal expenses related to the Company’s lawsuit against Google, Inc. and $1.1 million, or $0.03 per share, of costs associated with the launch of Version 4 TOTALe. 2. Operating EBITDA is defined as Adjusted EBITDA plus the change in deferred revenue. 3. Proforma Operating EBITDA excludes $1.1 million of stock-based compensation, $1.2 million of Google litigation expenses and $1.1 million of costs associated with the launch of Version 4 TOTALe. Proforma Operating EBITDA(2)(3) Proforma EPS(1) 8%

Strong Cash Flow Generation – Trailing 12 Months $M 27% 49% 1. “TTM” is trailing twelve months. 2. “Free cash flow” is operating cash flow minus capital expenditures. $M TTM Free Cash Flow(2) TTM Operating Cash Flow(1)

Triple-Digit International Growth $M 158% 275% 100% 155% International Revenue Growth (Year-over-Year)

Strong Institutional Growth $M 28% 37% 15% 25% Institutional Revenue Growth (Year-over-Year)

Strong Balance Sheet 12/31/2009 6/30/2010 Cash and cash equivalents $95.2 $99.7 Accounts receivable, net 37.4 32.8 Total assets 225.4 232.1 Deferred revenue 26.1 27.2 Total debt - - Total liabilities 69.0 63.8 Total liabilities and stockholders’ equity $225.4 $232.1 $M

Three Long-Term Growth Drivers More Targeted Solutions Greater Lifetime Value Global Scale X X Specific needs Specific uses, e.g. – Remedial English – Travelers – Professional Attract more users in more segments = Sustainable long-term profit growth User relationships Success agents Success metrics Online community Logical upgrades More use and more repeat use per user 1 2 3 Global brand Local leadership Optimized media Selective entry Less piracy risk Scale and grow share in largest markets

Version 4 TOTALe Solution Expands Market Reach Buyers (M) Price ($) U.S. language learning demand curve: 700 200 Current reach Attract more premium classroom buyers Attract more starters Source: Nielsen 2007 Global Language Survey

Better Business Model Version 3 Software Version 4 TOTALe Solution One-time sale Limited after-sale contact Course progress validation Piracy risk Limited control over outcomes PC / Mac Lifetime value Ongoing relationship Live coach validation Can’t copy full experience Success agents PC / Mac / offline / online / mobile More effective More use Greater stickiness Higher value Harder to emulate

Global Language Learning Market Rosetta Stone Revenue (2009) Total International $ 252M 20M U.S. Market(1) Total Self-study $ 4.5B 2.5B International Markets(2) Total non-U.S. Top 5 markets Rosetta Stone office markets $ 78B 40B 17B Local offices: UK (2005) Japan (2007) Germany (2009) Korea (2009) (1) U.S. market size source: Company 2009 U.S. Language Survey (2) International market size source: Nielsen 2007 Global Language Survey

Large International Opportunity Language learning spend excluding college: 1 x 3.4 x U.S. 5.4 x U.S. $B (1) U.S. market size source: Company 2009 U.S. Language Survey (2) International market size source: Nielsen 2007 Global Language Survey (3) Includes Germany, Japan, Korea, and the United Kingdom (4) Includes Brazil, China, France, and Italy which represent primary markets for potential future expansion (1) Current International Presence (2)(3) Future International Expansion (2)(4)

Financial Outlook: Q3 2010 and Full-Year 2010 Q3 2010 Full Year 2010 Total revenue $60M to $64M $265M to $275M Sales bookings1 $72M to $76M $285M to $295M Non-GAAP basic net income per share ($0.02) to ($0.09) $0.77 to $0.93 Operating EBITDA2 $11M to $13M $50M to $55M Diluted shares outstanding 20.4M 21.3M Google litigation - $5.4M 1. “Sales bookings” are defined as executed sales contracts received by company that are either recorded immediately as revenue or as deferred revenue. 2. “Operating EBITDA” equals Adjusted EBITDA (excludes stock-based compensation and amortization of intangibles) plus change in deferred revenue.

Guidance: Quarterly Version 4 TOTALe Impact Category Estimated Impact 2010 Timing Q3 Q4 Ongoing Coaches and agents Gross margins of 84% to 85% upon Version 4 launch1. Non-recurring V4 launch activities Approximately $3M additional costs. V3 inventory obsolescence Approximately $3M charge. Ongoing, no cash difference Revenue deferment 15% to 20% of the sales price of Rosetta Stone Version 4 TOTALe. 1 Impact to be smaller in Q3, larger towards Q4.